AGREEMENT


 This Agreement is made and effective as of the date of signature hereof by and between

ROBERT GUY CARR

herein represented by Ian Robert Mclaren of 4 Schiller Street, Windhoek, Republic of Namibia under Power of Attorney (hereinafter referred to as RGC)

and

GULF WESTERN TRADING Namibia (PTY) LTD a company having its registered office at 4 Schiller Street, Windhoek, Republic of Namibia (hereinafter referred to as GWT)

WITNESSETH

WHEREAS RGC is the holder of 62 claims pegged on the farm Trokkopje 120 as appears from Annexure A hereto, and

WHEREAS GWT is the holder of Prospecting Grant M46/3/1843 and is desirous of incorporating an area which Includes the area of RGCs claims into its Prospecting Grant, and

WHEREAS RGC Is prepared to abandon his claims in order to facilitate GWTB application for the additional area to be Included In their Prospecting Grant,

NOW THEREFORE IN CONSIDERATION OF THE MUTUAL UNDERTAKINGS OF THE PARTIES AND OTHER GOOD AND VALUABLE CONSIDERATION THE RECEIPT AND SUFFICIENCY OF WHICH IS ACKNOWLEDGED BY AND BETWEEN THE PARTIES, THE PARTIES HERETO AGREE AS
FOLLOWS:

1. The foregoing recitations are Incorporated herein as though fully set forth in the body of this agreement.

2. GWT agrees to pay RGC the sum of N$30,000 thirty thousand NA$ upon notification, duly certified by the Ministry of Mines and Energy of the Republic of Namibia that he has abandoned his claims with the exception of claim number 101 -and 102, and has lodged an application for a Prospecting Grant on behalf of GWT

3. RGC undertakes to make available to GWT all the Prospecting data in respect of the Farm Trokkopje 120 relating to the exploration work performed by Elf Aquitaine in his possession, and to incorporate the results of the same in a concise report.

4. GWT warrants and undertakes to pay RGC the further sum of N$l million should mining operations be commenced on the farm Trokkopje 120.

5. RGC agrees to enter Into consulting contracts with GWT on an as-needed basis to perform any and all services which he Is competent to perform and which GWT requires In the continuing development and exploitation of the subject Prospecting Grant on terms and conditions to be negotiated between the parties and lo their mutual satisfaction,

6. GWT warrants and undertakes to make the terms and conditions of this Agreement binding upon Its successors In title of the proposed Prospecting Grant, if any.

THUS DONE AND SIGNED ON 13th. DAY OF May 1994

AT NICOSIA IN THE PRESENCE OF THE UNDERSIGNED
WITNESSES

AS WITNESS:

1. /s//s/
                         Authorised Signatory for and on behalf of
                                                            Robert Guy Carr


THUS DONE AND SIGNED ON 13TH DAY OF MAY  1994
AT NICOSIA IN THE PRESENCE OF THE UNDERSIGNED
WITNESSES

AS WITNESS
1. /s/                                                      /s/
                                                            Authorised
Signatory for and on behalf of Gulf Wester Trading
                                                            Namibia (PTY) LTD